Short-term bank loans and other debt	12 Months Ended
Dec. 31, 2024
Short-term bank loans and other debt
Short-term bank loans and other debt

9.         Short-term bank loans and other debt

Short-term bank loans and other debt represent amounts due to various banks and financial institutions that are due on the dates indicated below. Short-term bank loans and other debt at December 31, 2023 and 2024 consisted of the following:

	December 31,	December 31,
	2023	2024
	US$	US$
Loan from Hua Xia Bank Co., Ltd.
Due March 21, 2023 at 7.00% per annum	3,953,295	3,895,164

Loan from Everbright Bank
Due October 19, 2022 at 8.00% per annum	4,207,435	4,145,568

Loan from Henan Zhongyuan Microfinance Co., Ltd
Due July 13, 2023, at 11.00% per annum	4,165,078	4,103,834

Loan from Beijing Dingcheng Pawnshop Co., Ltd
Due September 9, 2022 at 19.20% per annum	1,553,080	1,530,243

Loan from Bank of Zhengzhou
Due March 28, 2023, at 6.50% per annum	49,416,183	48,689,556

Total short-term bank loans and other debt	63,295,071	62,364,365

As of December 31, 2024, US$62,364,365 of the Group’s short-term bank loans and other debt were denominated in RMB and were mainly secured by the Group’s real estate properties development completed with net book value of US$72,027,002 (2023: US$73,101,911), land use right of US$17,094,026 (2023: US$17,349,132), real estate properties held for lease with net book value of US$16,971,788 (2023: US$17,225,070), and property and equipment with net book value of US$8,344,538 (2023: US$8,469,069). As of December 31, 2024, no short-term bank loans and other debt was denominated in U.S. dollar. As of December 31, 2023, no short-term bank loans and other debt was denominated in U.S. dollar.

The weighted average interest rate on short-term bank loans and other debt as of December 31, 2024 was 7.24% (2023: 5.80%).

As of December 31, 2024, all the short-term bank loans and other debt are overdue, the Group is in the process of negotiating with the lenders for the extension of the loans.